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                                                                    Exhibit 10.2

               AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of July 10, 2003, by and among AMB PROPERTY, L.P., a Delaware limited partnership (the "Borrower"), the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, and BANK ONE, N.A., COMMERZBANK, A.G., NEW YORK
AND GRAND CAYMAN BRANCHES, and WACHOVIA BANK, as Documentation Agent

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Banks have entered into the ended and Restated Credit Agreement, as of December 11, 2002 (the "Credit Agreement"); and

                  WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties do hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  2. Alternate Currency Commitment. The reference in the definitions of "Alternate Currency Commitment" and "Alternate Currency Sublimit" to "$150,000,000" is hereby deleted and "$250,000,000" substituted therefore. In addition, each Bank's Alternate Currency Commitment shall be as set forth under the



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name of such Bank on the signature pages hereof, rather than on the signature pages to the Credit Agreement.

                  3. Dollar Currency Commitment. The reference in the definitions of "Dollar Commitment" and "Dollar Sublimit" to "$350,000,000" is hereby deleted and "$250,000,000" substituted therefore. In addition, each Bank's Dollar Commitment shall be as set forth under the name of such Bank on the signature pages hereof, rather than on the signature pages to the Credit Agreement.

                  4. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Banks (the date of such receipt being deemed the "Effective Date").

                  5. Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby (other than representations and warranties that expressly speak as of a different date), are true and complete in all material respects.

                  6. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

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                  7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                  8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  9. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.


                  10. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.


                                       3
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              AMB PROPERTY, L.P., a Delaware limited partnership

                              By:     AMB PROPERTY CORPORATION, a Maryland
                                      corporation and its sole general partner



                                      By: /s/ Gayle P. Starr
                                          --------------------------------------
                                      Name: Gayle P. Starr
                                      Title: SVP


                                       4
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                              JPMORGAN CHASE BANK, as Administrative
                              Agent and a Bank



                              By: /s/ Susan M. Tate
                                  ---------------------------------------------
                              Name:   SUSAN M. TATE
                              Title:  VICE PRESIDENT

                              Dollar Commitment:                $6,700,000
                              Alternate Currency Commitment:   $33,300,000


                                       5
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                              J.P. MORGAN EUROPE LIMITED,
                              as Administrative Agent



                              By:      /s/ N. Hall       /s/ S. Gillies
                                  ------------------   ------------------------
                              Name:    N. Hall           S. Gillies
                              Title    Associate         Associate

                              By:
                                  ---------------------------------------------
                              Name:
                              Title:


                                       6
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                              BANK OF AMERICA, N.A.,
                              as Syndication Agent and as a Bank

                              By:     /s/ Frank H. Stumpf
                                  ---------------------------------------------
                              Name:   Frank H. Stumpf
                              Title:  Principal

                              Dollar Commitment:               $6,700,000
                              Alternate Currency Commitment:  $33,300,000


                                       7
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                              J.P. MORGAN SECURITIES, INC.
                              as Joint Lead Arranger and Joint Bookrunner



                              By: /s/ James M. Reilly
                                  ----------------------------------------------
                              Name:   James M. Reilly
                              Title:  Vice President


                                       8
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                              BANC OF AMERICA SECURITIES LLC,
                              as Joint Lead Arranger and Joint Bookrunner



                              By: /s/ Robert N. Allen
                                  ----------------------------------------------
                              Name:   Robert N. Allen
                              Title:  Principal

                                       9
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                              BANK ONE, NA,
                              as Documentation Agent and as a Bank



                              By: /s/ Timothy J. Carew
                                  ----------------------------------------------
                              Name: Timothy J. Carew
                              Title: Director, Capital Markets

                              Dollar Commitment:               $9,000,000
                              Alternate Currency Commitment:  $31,000,000


                                       10
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                      COMMERZBANK AG, NEW YORK AND GRAND
                      CAYMAN BRANCHES,
                      as Documentation Agent and as a Bank



                      By: /s/ E. Marcus Perry           /s/ David Buettner
                          ----------------------------  ------------------------
                      Name:   E. Marcus Perry           David Buettner
                      Title:  Assistant Vice President  Assistant Vice President

                      Dollar Commitment:               $9,000,000
                      Alternate Currency Commitment:  $31,000,000


                                       11
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                              WACHOVIA BANK, N.A.
                              as Documentation Agent and as a Bank



                              By:  /s/ Cynthia A. Bean
                                  ----------------------------------------------
                              Name:   Cynthia A. Bean
                              Title:  Vice President
                              Dollar Commitment:              $9,000,000
                              Alternate Currency Commitment:  $31,000,000


                                       12
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                              PNC BANK, NATIONAL ASSOCIATION,
                              as Managing Agent and as a Bank



                              By:  /s/ Paul Jamiolkowski
                                  ----------------------------------------------
                              Name: Paul Jamiolkowski
                              Title: Vice President

                              Dollar Commitment:              $18,000,000
                              Alternate Currency Commitment:  $18,000,000


                                       13
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                              THE BANK OF NOVA SCOTIA, ACTING THROUGH
                              ITS SAN FRANCISCO AGENCY,
                              as Managing Agent and as a Bank




                              By: /s/ Kate Pigott
                                  ----------------------------------------------
                              Name:   Kate Pigott
                              Title:  Director

                              Dollar Commitment:              $18,000,000
                              Alternate Currency Commitment:  $18,000,000

                                       14
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                              WELLS FARGO BANK, N.A.,
                              as Managing Agent and  as a Bank




                              By: /s/ Diana Giacomini
                                  ----------------------------------------------
                              Name:   Diana Giacomini
                              Title:  Vice President

                              Dollar Commitment:              $36,000,000
                              Alternate Currency Commitment:  $0


                                       15
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                              KEYBANK NATIONAL ASSOCIATION,
                              as Co-Agent and as a Bank



                              By: /s/ Lowell Dwyer
                                  ----------------------------------------------
                              Name: Lowell Dwyer
                              Title: VP

                              Dollar Commitment:              $32,000,000
                              Alternate Currency Commitment:  $0


                                       16
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                              SOUTHTRUST BANK,
                              as a Bank



                              By: /s/ Ann Peck
                                  ----------------------------------------------
                              Name: Ann Peck
                              Title: Assistant Vice President

                              Dollar Commitment:              $30,000,000
                              Alternate Currency Commitment:  $0


                                       17
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                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Bank



                              By: /s/ David B. Murphy
                                  ----------------------------------------------
                              Name: David B. Murphy
                              Title: Senior Vice President

                              Dollar Commitment:              $25,000,000
                              Alternate Currency Commitment:  $0


                                       18
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                              ING CAPITAL LLC,
                              as a Bank



                              By:  /s/ David A. Mazujian
                                  ----------------------------------------------
                              Name: David A. Mazujian
                              Title:  Managing Director and Group Head

                              Dollar Commitment:              $10,000,000
                              Alternate Currency Commitment:  $10,000,000


                                       19
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                              THE NORTHERN TRUST COMPANY,
                              as a Bank



                              By:  /s/ Anne Hafer
                                  ----------------------------------------------
                              Name: Anne Hafer
                              Title: SVP

                              Dollar Commitment:              $10,000,000
                              Alternate Currency Commitment:  $10,000,000


                                       20
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                              SOCIETE GENERALE,
                              as a Bank

                              By: /s/ Scott Gosslee
                                  ----------------------------------------------
                              Name: Scott Gosslee
                              Title: Director

                              Dollar Commitment:              $0
                              Alternate Currency Commitment:  $20,000,000


                                       21
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                              ALLIED IRISH BANKS PLC,
                              as a Bank



                              By: /s/ Anthony O'Reilly
                                  ----------------------------------------------
                              Name:  Anthony O'Reilly
                              Title: Vice President



                              By: /s/ Hilary Patterson
                                  ----------------------------------------------
                              Name:  Hilary Patterson
                              Title: Vice President

                              Dollar Commitment:              $10,600,000
                              Alternate Currency Commitment:   $4,400,000


                                       22
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                              SUMITOMO MITSUI BANKING CORPORATION,
                              as a Bank



                              By:  /s/ David A. Buck
                                  ----------------------------------------------
                              Name:   David A. Buck
                              Title:  Senior Vice President

                              Dollar Commitment:    $10,000,000
                              Alternate Currency Commitment:  $10,000,000


                                       23
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                              CHANG HWA COMMERCIAL BANK, LTD.,
                              LOS ANGELES BRANCH
                              as a Bank



                              By:  /s/ Jim Chen
                                  ----------------------------------------------
                              Name:   Jim Chen
                              Title:     VP &  General Manager

                              Dollar Commitment:         $10,000,000
                              Alternate Currency Commitment:      $0


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